UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Walgreens Boots Alliance, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on January 17, 2018

WALGREENS BOOTS ALLIANCE, INC.	Meeting Information

Meeting Type: Annual
108 WILMOT ROAD DEERFIELD, IL 60015	For holders as of: November 20, 2017
Date: January 17, 2018 Time: 8:30 AM MST
Location: Andaz Scottsdale Resort & Spa
6114 North Scottsdale Road
Scottsdale, Arizona 85253

You are receiving this communication because you hold shares of common stock of Walgreens Boots Alliance, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or by scanning the QR code on the reverse side, or you may request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FISCAL 2017 ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 3, 2018 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR code above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. See “How to Request and Receive a PAPER or E-MAIL Copy” above.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via the telephone. See “How to Request and Receive a PAPER or E-MAIL Copy” above.

Vote In Person: You may choose to attend and vote in person at the Annual Meeting of Stockholders. A ballot will be provided to stockholders of record who attend the Annual Meeting and wish to vote in person. You must obtain an admission ticket in advance. Instructions for registering to attend the Annual Meeting are included below. Please refer to the Proxy Statement for other admission requirements.

Stockholder Meeting Registration: In order to attend the Annual Meeting, you must obtain an admission ticket by registering no later than January 12, 2018. Click the “Register for Meeting” link at www.proxyvote.com to register. If you do not have access to the Internet you can register by calling 1-844-318-0137.

Voting Items

Company Proposals

The Board of Directors recommends that you vote FOR all nominees for director.

1.	Election of 11 Directors:

Nominees:

	1a.	José E. Almeida

	1b.	Janice M. Babiak

	1c.	David J. Brailer

	1d.	William C. Foote

	1e.	Ginger L. Graham

	1f.	John A. Lederer

	1g.	Dominic P. Murphy

	1h.	Stefano Pessina

	1i.	Leonard D. Schaeffer

	1j.	Nancy M. Schlichting
	1k.	James A. Skinner

This is not a ballot or a proxy. You cannot use this notice to vote these shares.

The Board of Directors recommends that you vote FOR proposals 2 and 3.

2.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2018.

3.	Advisory vote to approve named executive officer compensation.

The Board of Directors recommends that you vote for

"1 Year" on proposal 4.

4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation.

The Board of Directors recommends that you vote FOR proposal 5.

5.	Approval of the amended and restated Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan.

Stockholder Proposals

The Board of Directors recommends that you vote AGAINST proposals 6 and 7.

6.	Stockholder proposal regarding the ownership threshold for calling special meetings of stockholders.

7.	Stockholder proposal requesting proxy access by-law amendment.